Execution Version

WARRANT AGREEMENT

This Warrant Agreement (this “Agreement”) is dated as of February 19, 2026 (the “Effective Date”), between Scilex Holding Company, a Delaware corporation with offices located at 960 San Antonio Road, Palo Alto, CA 94303 (the “Company”) and Oramed Pharmaceuticals Inc. (the “Holder”). Capitalized terms not defined herein shall have the meaning as set forth in the Warrant (as defined below).

WHEREAS, prior to the date hereof, the Company issued a Senior Secured Convertible Note (as amended, the “Tranche B Note”) to the Holder pursuant to that certain Securities Purchase Agreement, dated as of October 7, 2024 (the “October 2024 Securities Purchase Agreement”), by and among the Company and the investors party thereto (including the Holder); and

WHEREAS, pursuant to the amortization schedule included in the Tranche B Note, the Company was required to pay an amortization payment to the Holder on October 1, 2025 (the “Amortization Payment”) and the Company and the Holder desired to defer such Amortization Payment until January 1, 2026 (the “Deferral”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows:

1. Issuance of Warrant. In consideration of the Deferral and the mutual covenants, representations and warranties herein, the Company will issue to the Holder a Warrant (“Warrant”) to purchase shares of common stock of the Company, par value $0.0001 per share (“Common Stock”) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, to purchase up to 100,000 shares of Common Stock (the “Warrant Shares”, and together with the Warrant, the “Securities”) at an exercise price of $20.00 per share (which Warrant will be in the form attached hereto as Exhibit A (the “Transaction”). The closing (the “Closing”) of the Transaction shall take place by electronic exchange of executed documents. The date and time of the Closing (the “Closing Date”) shall be on such date as is mutually agreed to by the Company and Holder. Effective as of October 1, 2025, the Holder hereby grants the Company the Deferral.

2. Representations, Warranties and Covenants. The parties hereby make their respective representations and warranties set forth on Annex 1 attached hereto. The parties hereby agree to the covenants set forth on Annex 2 attached hereto.

3. Miscellaneous.

(a) Further Assurances. Each party hereto shall promptly execute and deliver such further agreements and instruments, and take such further actions, as the other party may reasonably request in order to carry out the purpose and intent of this Agreement.

(b) Governing Law; Jurisdiction; Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. The Company hereby agrees to pay all costs incurred by the Holder for any enforcement or other action related to this Agreement or any of the Transaction Documents (as defined below) or in connection with any bankruptcy, reorganization, receivership or other proceeding of the Company or any of its Subsidiaries (as defined below), including, without limitation, attorneys’ fees and disbursements.

(c) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

(d) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(e) Finder’s Fees. Each party represents that it neither is nor will be obligated for any broker’s, placement agent’s, finder’s fee or commission in connection with this transaction. The Company shall indemnify and hold harmless the Holder from any liability for any such fee, commission or compensation (and the reasonable costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent electronically and kept on file by the sending party) or by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and e-mail addresses for such communications shall be as set forth below or to such other address and/or e-mail address and/or to the attention of such other individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof (each, a “Person”) as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

To the Company:

2

960 San Antonio Rd.,

Palo Alto, CA 94303

Attention: [***]

Telephone: [***]

Email: [***]

With a copy to (which shall not constitute notice):

Paul Hastings LLP

1117 S. California Avenue

Palo Alto, CA 94304

Attention: [***]

Telephone: [***]

E-mail: [***]

To the Holder:

Oramed Pharmaceuticals Inc.

1185 Avenue of the Americas

New York, NY 10036

Attention: [***]

E-mail: [***]

with copy to (which shall not constitute notice):

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Attention: [***]

E-mail: [***]

(g) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

(h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(i) Interpretation. Unless the context of this Agreement clearly requires otherwise, (i) references to the plural include the singular, the singular the plural, the part the whole, (ii) references to any gender include all genders, (iii) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (iv) references to “hereunder” or “herein” relate to this Agreement.

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(j) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(k) No Strict Construction; Survival. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations, warranties, agreements and covenants shall survive the Closing.

(l) Equal Treatment Acknowledgement; Most Favored Nations. The Company hereby represents and warrants as of the date hereof and covenants and agrees that, during the period commencing on the date hereof until the six month anniversary of the date hereof, none of the terms offered to any Person with respect to any warrant issued by the Company to any other Person, including, without limitation with respect to any consent, approval, release, amendment, modification, settlement, transfer, exchange, or waiver relating to the Transaction or any other warrant (each an “Settlement Document”), is or will be more favorable to such Person (other than the reimbursement of legal fees) than those of the Holder and this Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then the Company shall provide written notice of such Settlement Document and its key terms to the Holder and the terms and conditions of this Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this Section 3(l) shall apply similarly and equally to each Settlement Document.

(m) Tranche B Note. For avoidance of doubt, (i) neither the execution, delivery and effectiveness of this Agreement nor the consummation of any of the transactions contemplated hereunder constitutes or operates as a waiver of any of the Holder’s rights or remedies under the Tranche B Note or any of the other Transaction Documents (as defined in the October 2024 Securities Purchase Agreement), nor constitutes a waiver of any provision of the Transaction Documents and (ii) neither the Collateral Agent or the Holder has waived, is by this Agreement waiving or has any intention of waiving any Event of Default (as defined in the Tranche B Note) which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to any existing Events of Default or otherwise), and neither the Collateral Agent nor the Holder has agreed to forbear with respect to any of their rights or remedies concerning any Event of Default occurring at any time.

[The remainder of the page is intentionally left blank]

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IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:
SCILEX HOLDING COMPANY By: /s/ Henry Ji Name: Henry Ji Title: Chief Executive Officer and President

[Signature Page to Warrant Agreement]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

HOLDER:
ORAMED PHARMACEUTICALS INC. By: /s/ Avraham Gabay Name: Avraham Gabay Title: Chief Financial Officer

[Signature Page to Warrant Agreement]

Annex 1

Representations and Warranties

1.	Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder as of the Effective Date as follows:

(a)
Organization and Qualification. Each of the Company and each of its Subsidiaries (as defined below) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents. Other than as set forth in the SEC Documents (as defined below) the Company has no significant Subsidiaries. “Subsidiaries” means one or more entities of which any of the capital stock or share capital or other equity or voting securities are Controlled (as defined below) or owned, directly or indirectly, by the respective Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have the meaning correlative to the foregoing.
(b)
Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the Warrant and each of the other agreements and certificates entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”), to consummate the transactions contemplated hereby and thereby and to issue and deliver the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the Transaction, have been duly authorized by the board of directors of the Company, and, other than the filing with the SEC of a Form D and any other filings as may be required by any state securities agencies, and the notice and/or application(s) to the Principal Market (as defined below) for the issuance and sale of the Securities and the listing of the Warrant Shares for trading thereon in the time and manner required thereby (collectively, the “Required Approvals”), no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to such Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

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(c)
No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities and the reservation for issuance of the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Global Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected; except in the case of clause (ii), such as would not have or reasonably be expected to result in a Material Adverse Effect.
(d)
Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Approvals) any Governmental Entity (as defined in the October 2024 Securities Purchase Agreement) or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.
(e)
No Integration. None of the Company, its Subsidiaries, any of their affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates or any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.
(f)
Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer, sale and issuance by the Company of the Securities is exempt from registration under the 1933 Act and all applicable state securities laws. The offer, sale and issuance of the Securities is exempt from registration under the 1933 Act pursuant to the exemption provided by Section 4(a)(2) of the 1933 Act and Regulation D promulgated under the 1933 Act.
(g)
Issuance of Securities. The issuance of the Warrant has been duly authorized and upon issuance is in accordance with the terms of the Transaction Documents and shall be validly issued, fully paid and non-assessable and free from all Liens (as defined below) and shall be the binding obligation of the Company. Upon issuance or conversion in accordance with the Warrant, the Warrant Shares, when issued, will be validly issued, fully paid and nonassessable and free from all Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of shares of Common Stock. As used herein, “Liens” shall mean any security or other property interest or right, claim, lien, pledge, option,

Annex 1 - 2

charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement to grant or submit to any of the foregoing in the future.
(h)
Equity Capitalization.
(i)
Definitions:
i.
“Common Stock” means (x) the Company’s shares of common stock, $0.0001 par value per share, and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.
ii.
“Preferred Stock” means the Company’s preferred stock, $0.0001 par value per share, the terms of which have been and may be designated by the board of directors of the Company in a certificate of designations.
(ii)
Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 740,000,000 shares of Common Stock, of which 8,491,267 shares are issued and outstanding and 13,238,853 shares are currently issuable pursuant to Common Stock Equivalents (as defined below) (other than the Securities) exercisable or exchangeable for, or convertible into, (B) 45,000,000 shares of Preferred Stock, 29,057,097 of which are issued and outstanding and have been designated as Series A Preferred Stock. Except as set forth in the SEC Documents, no shares of Common Stock are held in the treasury of the Company. “Common Stock Equivalents” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.
(iii)
Valid Issuance; Available Shares; Affiliates. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as set forth in the SEC Documents, to the knowledge of the Company, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Common Stock Equivalents (as defined below), whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws).
(iv)
Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the

Annex 1 - 3

Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to this Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.
(v)
Organizational Documents. The Company has furnished to the Holder, or publicly filed with the SEC, true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Common Stock Equivalents and the material rights of the holders thereof in respect thereto.
(i)
Transfer Taxes. On the Effective Date, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the Securities to be issued to the Holder hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.
(j)
SEC Documents; Financial Statements. Except as previously disclosed in the Company’s public filings with the SEC, during the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Holder or its representatives true, correct and complete copies of each of the SEC Documents requested by the Holder and not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to the Holder which is not

Annex 1 - 4

included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.
(k)
Investment Company Status. The Company is not, and upon consummation of the Transaction will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.
(l)
Disclosure. Other than as set forth in the 8-K Filing (as defined below), the Company confirms that neither it nor any other Person acting on its behalf has provided the Holder or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in the Securities.
(m)
No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or issued any of the Warrant or Warrant Shares by any form of general solicitation or general advertising. The Company has offered the Warrant and Warrant Shares only to the Holder.

2.	Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as of the Effective Date as follows:
(a)
Authority; Enforceability. The Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Holder has all requisite power and authority to enter into and to perform its obligations under the Transaction Documents, to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by the Holder and no further consent or authorization of the Holder is required. This Agreement has been duly executed and delivered by the Holder and constitutes a legal, valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity.
(b)
No Conflict. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of its organizational documents, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default under, or give rise to any right of termination or acceleration under, or constitute a change of control under, any agreement, indenture, or instrument to which the Holder or its subsidiaries is a party or it or any of its subsidiaries is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Holder or its subsidiaries is a party or it or any of its subsidiaries is bound, except in the case of clauses (ii) and (iii) only, for such

Annex 1 - 5

conflicts, breaches, defaults, and violations as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Holder to perform any material obligations pursuant to this Agreement.
(c)
No Public Sale of Distribution. The Holder understands that the Warrant is a “restricted security” and has not been registered under the 1933 Act or any applicable state securities law and the Holder is acquiring the Warrant as principal for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, the Holder does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. The Holder does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws. The Holder has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the Exchange Act.
(d)
Accredited Investor Status. The Holder is (a) either an “accredited investor” as that term is defined in Rule 501(a) of Regulation D or a “qualified institutional buyer” as defined in Rule 144A(a) under the 1933 Act, (b) an “Institutional Account” as defined in FINRA Rule 4512(c) and (c) a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including the Holder’s participation in the transactions contemplated by this Agreement.
(e)
Reliance on Exemptions. The Holder understands that the Securities are being offered and issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities. The Holder further acknowledges and understands that the Securities may not be resold or otherwise transferred except in a transaction registered under the 1933 Act or unless an exemption from such registration is available.
(f)
Information. The Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by the Holder and that are sufficient to enable the Holder to evaluate its investment. The Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company regarding its investment and have been provided access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment. Neither such inquiries nor any other due diligence investigations conducted by the Holder or its advisors, if any, or its representatives shall modify, amend or affect the Holder’s right to rely on the Company’s representations and warranties contained herein. The Holder understands that its investment in the Securities involves a high degree of risk. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Holder acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 1 of this Annex 1.
(g)
Transfer or Resale. The Holder understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for

Annex 1 - 6

sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) except as provided for in this Agreement, neither the Company nor any other Person is under any obligation to register the Warrant under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Holder effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(g) in connection with effecting such pledge.
(h)
No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

Annex 1 - 7

Annex 2

Additional Covenants

(a)
Blue Sky. The Company shall, on or before the Effective Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for issuance to the Holder pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Holder on or prior to the Effective Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Holder.
(b)
Reporting Status. Until the date on which the Holder shall have sold all of the Warrant Shares (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, other than as a result of a Fundamental Transaction (as defined in the Warrant) the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.
(c)
Financial Information. The Company agrees to send the following to the Holder during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, e-mail copies of all press releases issued by the Company or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.
(d)
Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Warrant Shares upon each national securities exchange and automated quotation system, if any, upon which the shares of Common Stock are then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all the Warrant Shares from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the shares of Common Stock’ listing or authorization for quotation (as the case may be) on the Principal Market, the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market or the Nasdaq Global Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the shares of Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Clause (e).

(e)
Fees. The Company shall, on the date of this Agreement, reimburse the Holder’s documented and out-of-pocket legal costs and expenses incurred in connection with the drafting and negotiation of this Agreement and the Warrant, as well as the sale of the Securities to the Holder.
(f)
Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by the Holder in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Holder effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or the Warrant, including, without limitation, the representation of the Holder in Section 2(g) of Annex 1 hereof (the “Holder Transfer Representation”); provided that the Holder and its pledgee shall be required to comply with the provisions of the Holder Transfer Representation hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Holder.
(g)
Disclosure of Transaction and Other Material Information. The Company shall, on or before 9:30 a.m., New York time, on the date that is four business days following the Effective Date, file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching all the material Transaction Documents (including, without limitation, this Agreement and the form of the Warrant) (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to any of the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of their affiliates, on the other hand, shall terminate. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Holder with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion). In the event of a breach of any of the foregoing covenants, or any of the covenants or agreements contained in any other Transaction Document, by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of the Holder), in addition to any other remedy provided herein or in the Transaction Documents, the Holder shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, without the prior approval by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees or agents. The Holder shall not have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, shareholder or agents, for any such disclosure. To the extent that the Company delivers any material, non-public information to the Holder without the Holder’s consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise, unless required by applicable law or regulations. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that the Holder shall not have (unless expressly agreed to by a the Holder after the date hereof in a written definitive and binding agreement executed by the Company and the Holder), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.
(h)
Reservation of Shares. So long as the Warrant remains outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of Warrant Shares issuable upon exercise of the Warrant (without regard to any limitations on the exercise of the Warrant set forth therein) (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this clause (h) be reduced other than proportionally in connection with any exercise and/or redemption, as applicable of Warrant. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.
(i)
Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity (as defined below), except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.
(j)
Passive Foreign Investment Company. The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.
(k)
Corporate Existence. So long as the Holder beneficially owns the Warrant, the Company shall not be party to any Fundamental Transaction unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrant.
(l)
Exercise Procedures. The form of Exercise Notice (as defined in the Warrant) included in the Warrant sets forth the totality of the procedures required of the Holder in order to exercise the Warrant. Except as provided in clause (t) below, no additional legal opinion, other information or instructions shall be required of the Holder to exercise the Warrant. The Company shall honor exercises of the Warrant and shall deliver the Warrant Shares in accordance with the terms, conditions and time periods set forth in the Warrant.
(m)
Regulation M. The Company will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.
(n)
Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of the Company or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the 1933 Act or require shareholder approval under the rules and regulations of the Principal Market and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the Principal Market, with the issuance of Securities contemplated hereby.

(o)
Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Warrant in which the Company shall record the name and address of the Person in whose name the Warrant have been issued (including the name and address of each transferee) and the number of Warrant Shares issuable upon exercise of the Warrant held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of the Holder or its legal representatives.
(p)
Transfer Agent Instructions. The Company shall issue a treasury direction to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of the Holder or its respective nominee(s), for the Warrant Shares in such amounts as specified from time to time by the Holder to the Company upon the exercise of the Warrant (as the case may be). The Company represents and warrants that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement, the other Transaction Documents and in accordance with applicable law. If the Holder effects a sale, assignment or transfer of the Securities in accordance with the Holder Transfer Representation, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Holder to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144 or Regulation S, the Transfer Agent shall issue such shares to the Holder, assignee or transferee (as the case may be) without any restrictive legend in accordance with clause (t) below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this clause (p) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this clause (p), that the Holder shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.
(q)
Legends. The Holder understands that the Securities have been issued (or will be issued in the case of the Warrant Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such share certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN] [HAS BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN

ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(r)
Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in clause (q) above or any other legend, (i) following any sale of such Securities pursuant to a registration statement (including a Registration Statement) covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that a Holder provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of Holder’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if, in the reasonable determination of the Company and its legal counsel, such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than one (1) Trading Day (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date the Holder delivers such legended certificate representing such Securities to the Company) following the delivery by a Holder to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Holder as may be required above in this clause (r), as directed by the Holder, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program (“FAST”) and such Securities are Warrant Shares, credit the aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in FAST, issue and deliver (via reputable overnight courier) to the Holder, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of the Holder or its designee (the date by which such credit is so required to be made to the balance account of the Holder’s or the Holder’s designee with DTC or such certificate is required to be delivered to the Holder pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of Common Stock are actually delivered without restrictive legend to the Holder or the Holder’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

If the Company fails, for any reason or for no reason, to issue and deliver (or cause to be delivered) to the Holder (or its designee) by the Required Delivery Date, either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, a certificate for the number of Warrant Shares to which the Holder is entitled and register such Warrant Shares on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program and the Required Unrestricted Conditions are satisfied, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Warrant Shares submitted for legend removal by the Holder pursuant hereto or (II) if the Registration Statement covering the resale of the Warrant Shares submitted for legend removal by the Holder pursuant hereto (the “Unavailable Shares”) is not available for the resale of such Unavailable Shares and the Company fails to promptly, but in no event later than as required pursuant to clause (v) below (x) so notify the Holder and (y) deliver the Warrant Shares electronically without any restrictive legend by crediting such aggregate number of Warrant Shares submitted for legend removal by the Holder pursuant hereto to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, a “Delivery Failure”), then, in addition to all other remedies available to the Holder, the Company shall pay in cash to the Holder on each day after the Share Delivery Date and during such Delivery Failure an amount equal to 1% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Required Delivery Date and to which the Holder is entitled, and (B) any trading price of the shares of Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the date of the delivery by the Holder to the Company of the applicable Warrant Shares and ending on the applicable Share Delivery Date. In addition to the foregoing, if on or prior to the Required Delivery Date either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit the balance account of the Holder or the Holder’s designee with DTC for the number of shares of Common Stock to which the Holder submitted for legend removal by the Holder pursuant hereto or (II) a Notice Failure occurs, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock submitted for legend removal by the Holder pursuant hereto that the Holder is entitled to receive from the Company (a “Buy-In”), then the Company shall, within one (1) Trading Day after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any, for the shares of Common Stock so purchased) (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit the Holder’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to so deliver to the Holder a certificate or certificates or credit the balance account of the Holder or the Holder’s designee with DTC representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Warrant Shares that the Company was required to deliver to the Holder by the Required Delivery Date multiplied by (B) the lowest Closing Sale Price (as defined in the Warrant) of the shares of Common Stock on any Trading Day during the period commencing on the date of the delivery by the Holder to the Company of the applicable Warrant Shares and ending on the date of such delivery and payment under this clause (ii). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Notice Failure and/or Delivery Failure, this clause shall not apply to the Holder the extent the Company has already paid such amounts in full to the Holder with respect to such Notice Failure and/or Delivery Failure, as applicable, pursuant to the analogous sections of the Warrant held by the Holder.

(s)
[Reserved]
(t)
Registration Statement. As soon as practicable (and in any event within the later of (i) 30 calendar days following the date of this Agreement, (ii) 10 days following the date of the filing with the SEC of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and (iii) March 31, 2026 (the “Filing Deadline”)), the Company shall file a registration statement on Form S-3 (or Form S-1 if Form S-3 is not available to the Company) providing for the resale by the Holder of the Warrant Shares issued and issuable upon exercise of the Warrant or shall include such Warrant Shares issued and issuable upon exercise of the Warrant in any other registration statement on Form S-3 filed by the Company. The Company shall use reasonable best efforts to cause such registration to become effective within 60 days (or 90 days if subject to a full review by the SEC) (the “Effectiveness Deadline”) following the Filing Deadline and to keep such registration statement effective at all times (except for any periods in connection with the filing of post-effective amendments as reasonably determined by the Company’s counsel to be required) until the Holder does not own any Warrant or Warrant Shares issuable upon exercise thereof.
(u)
Effect of Failure to File and Obtain and Maintain Effectiveness of any Registration Statement. If (i) a Registration Statement covering the resale of all of the Warrant Shares by the Holder is (A) not filed with the SEC on or before the Filing Deadline for such Registration Statement (a “Filing Failure”) or (B) not declared effective by the SEC on or before the Effectiveness Deadline for such Registration Statement (an “Effectiveness Failure”) (it being understood that if on the Business Day immediately following the Effective Date for such Registration Statement the Company shall not have filed a “final” prospectus for such Registration Statement with the SEC under Rule 424(b) (whether or not such a prospectus is technically required by such rule), the Company shall be deemed to not have satisfied this clause (i)(B) and such event shall be deemed to be an Effectiveness Failure), (ii) other than during an Allowable Grace Period (as defined below), on any day after the effective date of a Registration Statement sales of all of the Warrant Shares required to be included on such Registration Statement (cannot be made pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of (or a failure to timely list) the shares of Common Stock on the Principal Market (as defined in the October 2024 Securities Purchase Agreement) or any other limitations imposed by the Principal Market, or a failure to register a sufficient number of shares of Common Stock or by reason of a stop order) or the prospectus contained therein is not available for use for any reason (a “Maintenance Failure”), or (iii) if a Registration Statement is not effective for any reason or the prospectus contained therein is not available for use for any reason (other than as is allowed under this clause (u)), and either (x) the Company fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (y) the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Current Public Information Failure”) as a result of which the Holder is unable to sell Warrant Shares without restriction under Rule 144 (including, without limitation, volume restrictions), then, as partial relief for the damages to any holder by reason of any such delay in, or reduction of, its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one and a half percent (1.5%) of the aggregate exercise price of the Holder’s Warrant (1) on the date of such Filing Failure, Effectiveness Failure, Maintenance Failure or Current Public Information Failure, as applicable, and (2) on every thirty (30) day anniversary of (I) a Filing Failure until such Filing Failure is cured; (II) an Effectiveness Failure until such Effectiveness Failure is cured; (III) a Maintenance Failure until such Maintenance Failure is cured; and (IV) a Current Public Information Failure until the earlier of (i) the date such Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro-rated for periods totaling less than thirty (30) days). The payments to which a Holder shall be entitled pursuant to this Section (v) are referred to herein as “Registration Delay Payments.” Following the initial Registration Delay Payment for any particular event or failure (which shall be paid on the date of such event or failure, as set forth above), without limiting the foregoing, if an event or failure giving rise to the Registration Delay Payments is cured prior to any thirty (30) day anniversary of such event or failure, then such Registration Delay Payment shall be made on the third (3rd) Business Day after such cure. In the event the Company fails to make Registration Delay Payments in a timely manner in accordance with the foregoing, such Registration Delay Payments shall bear interest at the rate of one and a half percent (1.5%) per month (prorated for partial months) until paid in full. Notwithstanding the foregoing, no Registration Delay Payments shall be owed to a Holder (other than with respect to a Maintenance Failure resulting from a suspension or delisting of (or a failure to timely list) the shares of Common Stock on the Principal Market) with respect to any period during which all of the Holder’s Warrant Shares may be sold by the Holder without restriction under Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable).
(v)
Notwithstanding anything to the contrary herein (but subject to the last sentence of this clause (v), at any time after the effective date of a particular Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company or any of its Subsidiaries the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company, in the best interest of the Company and, in based on the advice of counsel to the Company, otherwise required (a “Grace Period”), provided that the Company shall promptly notify the Holder in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Company shall not disclose the content of such material, non-public information to the Holder) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends, provided further that (I) no Grace Period shall exceed ten (10) consecutive days and during any three hundred sixty five (365) day period all such Grace Periods shall not exceed an aggregate of thirty (30) days and (II) the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, such Grace Period shall begin on and include the date the Holder receives the notice referred to in subclause (i) above and shall end on and include the later of the date the Holder receives the notice referred to in subclause (ii) above and the date referred to in such notice.